                                                                      EXHIBIT 99
[ALLETE LOGO]

                                               For Release:    April 22, 2004
                                               CONTACT:        Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

                                               INVESTOR        Tim Thorp
                                               CONTACT:        218-723-3953
                                                               tthorp@allete.com
NEWS

           ALLETE FIRST QUARTER NET INCOME CLIMBS 19 PERCENT OVER 2003
           -----------------------------------------------------------

DULUTH,  Minn.--ALLETE,  Inc.  (NYSE:ALE)  today  reported  first  quarter  2004 earnings  of 62 cents per share,  compared  with 54 cents per share in the first quarter of 2003. Net income for the quarter rose 19% to $52.5 million on revenue of $458.5  million,  compared  with $44.3  million on revenue of $422.9  million during the same time period last year.

"Our energy and automotive businesses both benefited from increased sales during the quarter," said Dave Gartzke, ALLETE Chairman. "We are also experiencing high demand for our real estate in Florida."

ENERGY SERVICES net income was $14.3 million for the quarter compared with $12.2 million during the first quarter of 2003. At Minnesota Power, higher demand for energy by industrial customers contributed to the increase.

Net income at AUTOMOTIVE SERVICES was $33.3 million in the first quarter of 2004, compared with $26.7 million in 2003, due primarily to increased vehicle sales and higher conversion rates at ADESA auctions. AFC arranged 263,000 loan transactions during the first quarter, an increase of 13% compared with the first quarter of 2003.

A strong  quarter  of real  estate  sales  boosted  results at  INVESTMENTS  AND
CORPORATE CHARGES. ALLETE Properties recorded net income of $11 million for the quarter versus $4.2 million last year.

2004 EARNINGS GUIDANCE
----------------------

After the  separation  of  Automotive  Services  is  completed,  ALLETE  will be comprised  of what is now  classified  as Energy  Services and  Investments  and
Corporate  Charges.  In 2003,  net income from these  operations  totaled  $28.3 million.  ALLETE now  estimates  2004 net  income  from  these  operations  will increase by 10% to 15% over 2003,  due  primarily  to stronger  than  originally anticipated sales at both Minnesota Power and ALLETE Properties.

ALLETE expects to reduce its debt by an additional $150 million to $200 million after the ADESA initial public offering and recapitalization, which is expected to occur in the second quarter. The 2004 net income estimate does not include the financial implications of this debt reduction or transaction fees and debt retirement premiums related to the separation of Automotive Services.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE's holdings include ADESA, a leading integrated wholesale auction and dealer floorplan financing provider throughout North America; Minnesota Power, a low-cost electric utility that serves some of the largest industrial customers in the United States; and significant real estate holdings in Florida.

THE  STATEMENTS  CONTAINED IN THIS RELEASE AND  STATEMENTS  THAT ALLETE MAY MAKE
ORALLY IN  CONNECTION  WITH THIS  RELEASE  THAT ARE NOT  HISTORICAL  FACTS,  ARE
FORWARD-LOOKING  STATEMENTS.  ACTUAL  RESULTS MAY DIFFER  MATERIALLY  FROM THOSE
PROJECTED IN THE FORWARD-LOOKING  STATEMENTS.  THESE FORWARD-LOOKING  STATEMENTS
INVOLVE  RISKS  AND  UNCERTAINTIES  AND  INVESTORS  ARE  DIRECTED  TO THE  RISKS
DISCUSSED  IN  DOCUMENTS  FILED BY  ALLETE  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION.

                                       ###

                        [RECYCLE LOGO] RECYCLED PAPER
           ALLETE - 30 West Superior Street, Duluth, Minnesota 55802
                                 www.allete.com

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ALLETE NEWS RELEASE                                                       PAGE 2
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                                                            ALLETE, INC.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                            FOR THE PERIODS ENDED MARCH 31, 2004 AND 2003
                                                  Millions Except Per Share Amounts

                                                                                                                    QUARTER ENDED
                                                                                                                 2004          2003
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
OPERATING REVENUE
     Energy Services                                                                                            $182.3        $179.1
     Automotive Services                                                                                         247.7         232.9
     Investments                                                                                                  28.5          10.9
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         Total Operating Revenue                                                                                 458.5         422.9
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OPERATING EXPENSES
     Fuel and Purchased Power                                                                                     68.9          67.4
     Operations                                                                                                  289.3         276.2
     Interest                                                                                                     13.1          16.9
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         Total Operating Expenses                                                                                371.3         360.5
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OPERATING INCOME FROM CONTINUING OPERATIONS                                                                       87.2          62.4
INCOME TAX EXPENSE                                                                                                34.1          24.4
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INCOME FROM CONTINUING OPERATIONS                                                                                 53.1          38.0
INCOME (LOSS) FROM DISCONTINUED OPERATIONS - NET OF TAX                                                           (0.6)          6.3
------------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                                                      $ 52.5        $ 44.3
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                                                        84.3          82.2
     Diluted                                                                                                      84.8          82.3
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BASIC AND DILUTED
     EARNINGS (LOSS) PER SHARE OF COMMON STOCK
         Continuing Operations                                                                                   $0.63         $0.46
         Discontinued Operations                                                                                 (0.01)         0.08
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                                                                                                                 $0.62         $0.54
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DIVIDENDS PER SHARE OF COMMON STOCK                                                                            $0.2825       $0.2825
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


                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions

                                                           MAR. 31,     DEC. 31,
                                                             2004         2003
--------------------------------------------------------------------------------
ASSETS
Current Assets                                             $  961.1     $  695.4
Property, Plant and Equipment                               1,493.4      1,499.0
Investments                                                   189.4        204.6
Goodwill                                                      510.5        511.0
Discontinued Operations                                        89.7         87.9
Other                                                         109.3        103.4

--------------------------------------------------------------------------------
TOTAL ASSETS                                               $3,353.4     $3,101.3
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes Payable                                              $   53.0     $   53.0
Long-Term Debt Due Within One Year                             36.0         37.5
Other Current Liabilities                                     633.0        435.7
Long-Term Debt                                                747.9        747.7
Other Liabilities                                             329.8        322.2
Discontinued Operations                                        41.9         45.0
Shareholders' Equity                                        1,511.8      1,460.2

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $3,353.4     $3,101.3
--------------------------------------------------------------------------------

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ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                                                                                  QUARTER ENDED
                                                                                                                     MARCH 31,
ALLETE, INC.                                                                                                  2004             2003
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
NET INCOME
Millions
     Energy Services                                                                                         $14.3            $12.2
     Automotive Services                                                                                      33.3             26.7
     Investments and Corporate Charges                                                                         5.5             (0.9)
------------------------------------------------------------------------------------------------------------------------------------
     Income from Continuing Operations                                                                        53.1             38.0
     Income (Loss) from Discontinued Operations                                                               (0.6)             6.3
------------------------------------------------------------------------------------------------------------------------------------
         Net Income                                                                                          $52.5            $44.3
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DILUTED EARNINGS (LOSS) PER SHARE
     Continuing Operations                                                                                   $0.63            $0.46
     Discontinued Operations                                                                                 (0.01)            0.08
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                                                                                                             $0.62            $0.54
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STATISTICAL DATA

CORPORATE
     Common Stock
         High                                                                                                $35.52          $24.05
         Low                                                                                                 $30.00          $18.75
         Close                                                                                               $35.09          $20.76

     Book Value                                                                                              $17.13          $14.86

ENERGY SERVICES
     Millions of Kilowatthours Sold
         Regulated Utility
              Retail
                Residential                                                                                   310.3           312.9
                Commercial                                                                                    331.9           326.4
                Industrial                                                                                  1,766.8         1,718.5
                Other                                                                                          20.2            20.5
              Resale
                Municipals                                                                                    214.1           208.7
                Other Power Suppliers                                                                         216.9           199.2
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                                                                                                            2,860.2         2,786.2
         Nonregulated                                                                                         434.0           419.1
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                                                                                                            3,294.2         3,205.3

AUTOMOTIVE SERVICES
         Vehicles Sold
              Used                                                                                          481,000         462,000
              Salvage                                                                                        58,000          49,000
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                                                                                                            539,000         511,000
         Conversion Rate - Used Vehicles                                                                      68.4%           62.4%
         Loan Transactions                                                                                  263,000         233,000

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